August 21, 2017 SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Second Quarter 2017

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by the forward-looking statements are: (1) the effects of regulation and policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve” or “FRB”), the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Consumer Financial Protection Bureau, including changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve, the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; banking, capital and liquidity, regulations and policies and the application and interpretations thereof by regulatory bodies, and the impact of changes in and interpretations of generally accepted accounting principles in the United States of America (“GAAP”); (2) the strength of the United States economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; (5) regulatory uncertainties and changes faced by financial institutions in the U.S. and globally from the U.S. presidential administration and Congress and the potential impact those uncertainties and changes could have on SHUSA’s business, results of operations, financial conditions or strategy; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) SHUSA’s ability to manage changes in the value and quality of its assets, changing market conditions that may force management to alter the implementation or continuation of cost savings or revenue enhancement strategies and the possibility that revenue enhancement initiatives may not be successful in the marketplace or may result in unintended costs; (8) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements and expectations; (9) SHUSA’s ability to effectively manage its capital, including approval of its capital plan by regulators; (10) changes in debt ratings assigned to SHUSA and its subsidiaries; (11) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional costs on SHUSA and expose SHUSA to increased operational risk; (12) changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of SHUSA as a suitable service provider or counterparty; (13) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; 914) the risk of a disruption of SHUSA’s operational systems, including a breach of SHUSA’s security systems or infrastructure or those of SHUSA’s third-party vendors or other service providers, including as a result of cyber attacks, technological failure, human error, fraud or malice; (15) SHUSA's ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (16) the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, which is a significant development for the industry, the full impact of which will not be known until the rule-making processes mandated by the legislation are complete, although the impact has involved and will involve higher compliance costs that have affected and will affect SHUSA’s revenue and earnings negatively;

3 Disclaimer (cont.) (17) SHUSA's ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meets regulatory expectations; (18) competitors of SHUSA that may have greater financial resources or lower costs, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA; (19) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (20) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) adverse publicity, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (22) SHUSA’s success in managing the risks involved in the foregoing. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), Santander Consumer Holdings USA, Inc. (“SC”) or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. On February 18, 2014, the Federal Reserve issued the final rule implementing certain of the enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Final Rule") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company ("IHC"). Due to its U.S. non-branch total consolidated asset size, Santander was subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non- bank subsidiaries previously outside SHUSA to SHUSA, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Services, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. As these entities were and are solely owned and controlled by Santander prior to and after July 1, 2016, in accordance with Accounting Standards Codification 805, the transaction has been accounted for under the common control guidance which requires SHUSA to recognize the assets and liabilities transferred at their historical cost of the transferring entity at the date of transfer. Additionally, as this transaction represents a change in reporting entity, the guidance requires retrospective combination of the entities for all periods presented in the financial statements as if the combination had been in effect since the inception of common control. The entities transferred approximately $14.1 billion of assets and approximately $11.8 billion of liabilities to SHUSA on July 1, 2016. The financial statements have been recast to reflect the operations of the commonly controlled entities for all periods presented as a change in reporting entity. Historical financial information in this presentation, unless noted otherwise, has been consistently recast to reflect the above financial reporting requirements.

4 Santander Bank Santander Consumer USA NYSE: SC Santander Puerto Rico Banco Santander International Santander Investment Securities SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Introduction • SHUSA consists of: • Well-established banking franchises in the Northeast and Puerto Rico • A nationwide auto finance business • A wholesale broker-dealer in New York • International private banking business • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 • Bloomberg ticker: SOV • Website www.santanderus.com 12SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

5  Corporate Structure1 SHUSA $134.8BN Assets SBNA2 $78.7BN Assets Retail Bank SC3 $39.5BN Assets Auto Finance SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations 1Balances as of June 30, 2017 4Banco Santander Puerto Rico 2Santander Bank, N.A. 5Banco Santander International 3Santander Consumer USA Holdings Inc. 6Santander Investment Securities Approximately 58.7% ownership Santander BSPR4 $5.5BN Assets Retail Bank BSI5 $6.3BN Assets Wealth Management SIS6 $2.0BN Assets Broker Dealer 100% ownership

2Q 2017 Executive Summary[1]

6

Earnings	▪ 2Q17 net income of $287MM[2]; YTD net income of $451MM[2] ▪ SHUSA QoQ net interest margin ("NIM") improved from 5.76% to 6.06% ▪ SBNA NIM YoY has improved from 2.24% to 2.87%
Balance Sheet	▪ SHUSA's balance sheet QoQ declined modestly from $136.0BN to $134.8BN primarily due to lower cash
Liquidity and Funding	▪ Holding company held $4.3BN in high quality liquid assets ("HQLA"). SHUSA maintains an LCR[3] in excess of regulatory requirements ▪ During 2Q17 SHUSA issued $0.76BN in 2 year private placements ▪ Subsequently SHUSA issued $1.24BN in 5 and 10-year TLAC eligible debt and conducted liability management on 3.45% debt and 7.908% Trust preferred
Capital	▪ On June 28, 2017 the Federal Reserve did not object to the SHUSA Capital Plan and approved SHUSA's proposed capital actions through 2Q18. ▪ CET1[4] ratio of 14.6% as of 2Q17; 14.2% for Basel III fully phased-in
Credit Quality	▪ SBNA's credit metrics are in line with large bank peers ▪ SC YoY increase in delinquency and losses reflects slower portfolio growth and lower recovery rates

[1]Data as of 6/30/17 unless otherwise noted.
[2]Includes noncontrolling interest.
[3]Liquidity Coverage Ratio
[4]Common Equity Tier 1

Santander

7 Quarterly Profitability1,2 1Net income includes noncontrolling interest. 2See Page 24 for the consolidating income statement. SHUSA Net income improved on both on a QoQ and YoY basis Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) Pre-Tax Income ($MM) Net Income ($MM)1 1,042 1,022 783 978 985 0 250 500 750 1,000 1,250 2Q16 3Q16 4Q16 1Q17 2Q17 1,665 1,621 1,583 1,603 1,642 0 500 1,000 1,500 2,000 2Q16 3Q16 4Q16 1Q17 2Q17 NII Net Interest Margin 428 334 3 243 380 0 150 300 450 2Q16 3Q16 4Q16 1Q17 2Q17 275 226 30 164 288 0 100 200 300 2Q16 3Q16 4Q16 1Q17 2Q17

8 2 2 NIM and Interest Rate Risk (IRR) Sensitivity  SHUSA NIM improved 30bps QoQ  SBNA’s sustained NIM improvement due to balance sheet optimization actions, deposit pricing, and asset-sensitive position Net Interest Margin SHUSA IRR1 (% change in annual NII for parallel rate movement) 1SHUSA IRR metrics for 2Q16 have not been restated for the IHC consolidation effective July 1, 2016.

9 Auto Loans 18% 12% 4% 7% 5% 5% 18% 6% 4% 4% 17% 6% 6% 4% 6% 5% 7% 6% 17% 15% 7% 19% Investments 2% Cash Non Interest- Bearing Demand Deposits Other Assets C&I CRE Residential Mortgage Other Loans Operating Lease Assets Goodwill Home Equity Multi-Family $134.8BN Assets $111.9BN Liabilities $22.9BN Equity Interest- Bearing Demand Deposits Secured Structured Financings Equity Other Liabilities FHLB Money Market Certificates of Deposit Savings Revolving Credit Facilities Other Borrowings Balance Sheet Overview1,2 SHUSA’s balance sheet represents the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources 1Balances as of June 30, 2017. 2See page 23 for the consolidating balance sheet.

10 Balance Sheet Trends1 $141 $140 $138 $136 $135 Liabilities & Equity $ in billions Recent balance sheet trend reflects reduction in cash and loans offset by lower borrowed funds and selective deposit strategy Assets $141 $140 $138 $136 $135 1Other Assets and Other Liabilities for 2Q16, 3Q16, and 1Q17 have been adjusted by $743MM, $756MM, and $981MM, respectively, for correction of deferred tax classification. See SHUSA 2Q17 10-Q for detail.

11 2 Borrowed Funds Profile1 FHLB Bank Debt HoldCo Debt SC 3rd Party Santander2 FHLB 0.8% SC ABS 1As of June 30, 2017. 2Difference in Santander balance at SHUSA consolidated and SC reflects lending from SHUSA to SC that is eliminated at the consolidated level. $41.5 $43.4 SC Private Amortizing SBNA ($BN) SHUSA HOLDCO ($BN) SHUSA Consolidated ($BN) Private Amortizing 3rd Party Revolving Santander2 Holding company issuances to meet TLAC and liquidity management requirements HoldCo Debt $5.4 $6.2 Bank Debt FHLB $5.3 $6.3 ABS SC ($BN) $31.5 $31.7 Repurchase Agreement SC Repo. Agreement

12 2 2 TLAC Rule and SHUSA Issuance 1Chart does not include SHUSA private placements ($0.75BN), trust preferred ($0.15BN) or preferred stock ($0.2BN).  By 2019 SHUSA expects to issue approximately $3.3BN in HoldCo debt to meet TLAC requirement  Net increase of $1.8BN as new issuances also replace maturities $1.8BN SHUSA Debt Outstanding1

13 2 2 SHUSA HoldCo Debt Profile  As of 2Q17 SHUSA HoldCo held $4.3BN in HQLA  During 2Q17 SHUSA issued $759MM in private placements due 2019  Subsequently SHUSA issued $1.24BN in 5 and 10-year debt and conducted liability management on the 3.45% due 2018 debt and the 7.908% trust preferred 2017 2018 2019 2020 … 2022 … 2025 2027 … 2036 Perp Pref Stock Sr. Debt 3.45% Sr Debt L+145 $0.6 $0.3 $0.2 $0.2 $1.0 Sr Debt 2.65% $1.1 Sr Debt 4.50% $1.0 Sr Debt 2.70% $1.4 Sr Debt 3.70% Sr Debt 4.40% $0.8 $1.8 Sr Debt L+100 $0.76 Trust Pfd Debt issued post 2Q17 Debt redeemed post 2Q17

14 2 SHUSA capital ratios remain at the top of peers4 Capital Ratios1,2,3 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased in based CET1 was 14.2% as of 2Q17 22Q16 has not been re-cast for the IHC consolidation effective July 1, 2016. 3Ratios for 2Q16 through 1Q17 have not been adjusted for the correction of deferred tax calculation. Impact of the correction is projected to be immaterial (reduction of 8-17bps). See SHUSA 2Q17 Form10-Q for detail. 4See page 26 for comparison of SHUSA capital ratios to peers. Tier 1 Leverage Tier 1 risk based Common Equity Tier 1 Total Risk Based 12.4% 14.1% 14.5% 14.6% 14.6% 2Q16 3Q16 4Q16 1Q17 2Q17 11.6% 12.5% 12.5% 12.6% 13.0% 2Q16 3Q16 4Q16 1Q17 2Q17 14.0% 15.7% 16.1% 16.2% 16.3% 2Q16 3Q16 4Q16 1Q17 2Q17 15.9% 17.6% 18.0% 18.1% 18.1% 2Q16 3Q16 4Q16 1Q17 2Q17

15 2 2 2017 CCAR Results  The Federal Reserve did not object to SHUSA’s proposed capital plan and approved SHUSA’s proposed capital actions through 2Q18  SHUSA’s 2017 capital plan included the following capital distributions:  Common dividends from SHUSA to its parent company Santander;  Common dividends from SC;  A redemption of the remaining balance of SHUSA’s 7.908% trust preferred securities;  Dividends on SHUSA’s preferred stock and payments on its trust preferred securities. “We provided the Federal Reserve with a comprehensive plan that reflects years of hard work around capital planning, liquidity management, stress testing, internal controls, governance and oversight,” said SHUSA Chief Executive Officer Scott Powell. “Our strong capital position and improved risk management confirms that SHUSA is capable of withstanding extreme stress environments and is now in a position to begin returning capital to our parent company, Banco Santander. This is a big step forward for SHUSA that demonstrates our progress across a range of legacy issues and affirms that we are fully committed to meeting our regulators’ expectations” (SHUSA CCAR Press Release June 28, 2017) “Ana Botín, Banco Santander Executive Chairman, said, “Today’s announcement is a significant milestone and an important step toward profitable growth in the US. It reflects the progress our team in the US has made in strengthening our business. The United States is a key market for Santander and we are entirely committed to supporting the millions of customers we serve across America.” (SHUSA CCAR press release June 28, 2017)

16 2017 CCAR Results – SHUSA vs. Federal Reserve (FRB)  SHUSA’s capital ratios under stress remain well above the regulatory minimums and at the top of CCAR banks  SHUSA’s projected capital ratios are lower than the ratios projected by the FRB reflecting that SHUSA’s stress testing was more severe than the FRB  See page 27 for comparison of SHUSA and FRB 2017 CCAR loan loss rates Capital 4Q16 Starting Ratio SHUSA1 Federal Reserve2 Regulatory Minimum Severely Adverse Scenario Stressed Capital Ratios Minimum CET1 ratio (%) 14.5% 11.3% 12.4% 4.5% Tier 1 RBC ratio (%) 16.1% 12.7% 13.6% 6.0% Total RBC ratio (%) 18.0% 14.5% 15.3% 8.0% Tier 1 leverage ratio (%) 12.5% 10.4% 10.5% 4.0% 1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K filed on 6/22/17. 2DFAST results calculated by the Federal Reserve and published on 6/22/17. DFAST = Dodd Frank Act Stress Testing

17 2017 CCAR Results – SHUSA vs. Peers Source: DFAST results published by Federal Reserve on 6/22/2017. SHUSA maintains one of the highest post-stress CET1 minimums and lowest DFAST shocks among peers Peers (in no particular order): Discover Financial Services, Comerica, Regions Financial, Fifth Third Bancorp, PNC Financial, M&T Bank Corporation , BB&T Corporation, Citizens Financial Group, BBVA Compass Bancshares, SunTrust Banks Inc., Huntington Bancshares, Capital One Financial, Keycorp, US Bancorp, MUFG Americas 12.5% 12.4% 10.4% 9.4% 8.2% 8.0% 8.0% 7.9% 7.9% 7.7% 7.7% 7.6% 7.1% 7.0% 7.0% 6.8% 2.3% 2.1% 2.8% 1.7% 3.0% 2.4% 2.6% 2.8% 2.3% 3.5% 3.8% 1.8% 2.5% 2.6% 3.1% 2.7% 14.8% 14.5% 13.2% 11.1% 11.2% 10.4% 10.6% 10.7% 10.2% 11.2% 11.5% 9.4% 9.6% 9.6% 10.1% 9.5% Peer 1 SHUSA Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 CET1 Post-Stress Minimum DFAST CET1 Shock

18 119.4% 91.4% 94.7% 100.2% 93.2%90.6% 111.3%114.6% 85.1% 109.0%110.4%109.0%106.0% 120.0%118.6%120.6% 114.1% 120.1% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** Reserve Coverage (ALLL/NPL) 1.17% 1.02% 1. 7% 1.16%1.17%1.18%1.07%1.07% 1.06% 1.22%1.2%1.27%1.29%1.26%1.28%1.31% 1.20% 1.30% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** ALLL3 to Total Loans 1.25% 0.94% 0.96% 1.30% 1.26% 1.16% 1.13% 1.12% 0.98% 1.06% 1.12% 1.18% 1.17% 1.14% 1.28% 1.26% 1.22% 1.20% 2Q15 3Q15 4Q15 1Q16 Q16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** NPL Ratio2 0.31% 0.91% 0.21%0.25%0.15%0.12% 0.43% 0.20% 0.44% 0.45%0.43%0.41%0.39% 0.38% 0.36%0.35% 0.41% 0.41% 2Q 5 3Q15 4 15 1 16 16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** Annualized Net Charge off Ratio1 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC Annualized NCO = Quarterly NCO*4 Asset Quality: SBNA SBNA asset quality metrics in line with peers 14Q16 impacted by two commercial clients. Excluding these clients, the charge-off ratio would have been 0.31%. 2NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”). 3ALLL = Allowance for loan and lease loss.

19 Asset Quality: SC – Loss and Delinquency  YoY delinquency increased for each delinquency bucket primarily driven by slower portfolio growth  YoY increase in net losses due to slower portfolio growth and lower recovery rates Credit Delinquency SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

20 *Retained originations only 1 Full-Year vintage describes January through December vintage performance through the end of the following June (for each respective year), up to 18 months of performance 2 SC’s financial statements reflect auction fees in repossession expense, whereas these fees are included in the net loss figures as shown above; Non- GAAP measure Asset Quality: SC – Vintage Loss Performance  2016 Vintage continues to outperform the 2015 vintage on a gross and net loss basis SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

21 2 2 Rating Agencies SBNA Te S&P Moody’s Short Term Deposits A-2 P-1 Senior Debt BBB+ Baa2 Outlook Stable Stable SHUSA S&P Moody’s N/A N/A BBB+ Baa3 Stable Stable  On August 1, 2017, S&P affirmed SHUSA’s and SBNA’s ratings of A-2/BBB+/stable  On October 18, 2016, Moody’s downgraded SHUSA’s senior debt rating by 1 notch from Baa2 to Baa3, and moved SHUSA’s outlook from negative to stable  On October 18, 2016, Moody’s affirmed SBNA’s ratings at P-1/Baa2 and the outlook at stable June 30, 2017 Santander S&P Moody’s A-2 P-2 A- A3 Stable1 Stable 1S&P reduced Banco Santander’s outlook from Positive to Stable on June 9, 2017.

Appendix

Consolidating Balance Sheet

23

(US $ millions)	June 30, 2017 SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Assets					
Cash and cash equivalents	$ 2,576	$ 341	(92)	4,715	$ 7,540
Investments available-for-sale at fair value	17,231	-	251	918	18,400
Investments held-to-maturity	1,575	-	-	-	1,575
Other investment securities[3]	720	-	(1)	14	733
Loans	48,672	27,263	(334)	7,356	82,957
Less allowance for loan and leases losses	(521)	(3,628)	290	(95)	(3,954)
Total loans, net	**48,151**	**23,635**	**(44)**	**7,261**	**79,003**
Goodwill	3,403	74	967	11	4,455
Other assets	5,039	15,457	1,574	980	23,050
Total assets	**$ 78,695**	**$ 39,507**	**$ 2,656**	**$ 13,899**	**$ 134,756**
Liabilities and Stockholders' Equity					
Deposits	$ 57,733	-	(4,195)	9,419	$ 62,957
Borrowings and other debt obligations	6,257	31,649	4,726	747	43,379
Other liabilities	1,083	2,179	961	1,300	5,523
Total liabilities	**65,073**	**33,828**	**1,492**	**11,466**	**111,859**
Stockholders' equity including noncontrolling interest	13,622	5,679	1,164	2,433	22,897
Total liabilities and stockholders' equity	**$ 78,695**	**$ 39,507**	**$ 2,656**	**$ 13,899**	**$ 134,756**

[1] Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation.
[2] The IHC entities are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
[3] Other investment securities include trading securities.

Santander

24 Consolidating Income Statement (1)Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. (2) SHUSA net income includes non-controlling interest. (3)The IHC entities are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. (US $ Millions) SBNA SC Other (1) IHC Entities (3) Interest income 585$ 1,287$ 32$ 95 1,999$ Interest expense (90) (233) (25) (9) (357) Net interest income 495 1,054 7 86 1,642 Fees & other income/(expense) 199 432 (11) 100 720 Equity investment income 1 - - - 1 Other non interest income/(loss) 9 - 2 (2) 9 Net revenue/(loss) 704 1,486 (2) 184 2,372 G & A expense (523) (613) (80) (126) (1,342) Other expenses (26) (4) (13) (2) (45) Provision for credit losses (33) (521) (34) (17) (605) Income/(loss) before taxes 122 348 (129) 39 380 Income tax (expense)/benefit (31) (83) 38 (16) (92) Net income/(loss) 2 91$ 265$ (91)$ 23$ 288$ For the three-month period ended June 30, 2017 SHUSA

25 2 2 Quarterly Trended Statement of Operations (1)Represents net income/(loss) including noncontrolling interest. (US $ Millions) 2Q16 3Q16 4Q16 1Q17 2Q17 Interest income 2,029$ 1,971$ 1,932$ 1,956$ 1,999$ Interest expense (364) (350) (349) (353) (357) Net interest income 1,665 1,621 1,583 1,603 1,642 Fees & other income 689 728 623 728 720 Equity investment (expense)/income (1) - (6) (2) 1 Other non interest income 31 - - 1 9 Net revenue 2,384 2,349 2,200 2,330 2,372 G&A expense (1,265) (1,281) (1,353) (1,311) (1,342) Other expenses (77) (46) (64) (41) (45) Provision for credit losses (614) (688) (780) (735) (605) Income before taxes 428 334 3 243 380 Income tax (expense)/benefit (153) (108) 27 (79) (92) Net income(1) 275$ 226$ 30$ 164$ 288$

26 2 Capital Ratios Peer Comparison (as of 6/30/17) CET1 Tier 1 Risk-Based Capital (“RBC”) Total RBC Tier 1 Leverage - - - - Peer Median Peer data from SNL

27 2 2 2017 CCAR Results – Projected Loan Losses Loan Category SHUSA1 FRB2 SHUSA vs. FRB Total Losses – Severely Adverse 11.6% 9.1% 2.5% First Lien Mortgage 3.5% 2.7% 0.8% Junior Liens & HELOCs 2.5% 3.7% -1.2% Commercial and Industrial 4.9% 4.0% 0.9% Commercial Real Estate 5.2% 5.7% -0.5% Credit Cards 21.7% 13.2% 8.5% Other Consumer 26.0% 17.5% 8.5% Other Loans 1.0% 10.0% -9.0% 1Results calculated by SHUSA. SHUSA published its DFAST results via Form 8-K filed on 6/22/17. 2Results calculated by the FRB and published on 6/22/17. SHUSA’s projected loss rates for the DFAST/CCAR exercise were more conservative than the FRB’s calculations

28 2 2 Non-GAAP to GAAP Reconciliations $ Millions 2Q16 3Q16 4Q16 1Q17 2Q17 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 428$ 334$ 3$ 243$ 380$ Add back: Provision for credit losses 614 688 780 735 605 Pre-Tax Pre-Provision Income 1,042$ 1,022$ 783$ 978$ 985$

29 2 2 1 Non-GAAP to GAAP Reconciliations1,2 12Q16 has not been recast for the IHC consolidation effective July 1, 2016 . Refer to SHUSA 2Q 2017 Form 10-Q. 2Basel III ratios on a transition basis under the standardized approach starting in 2Q15. $ Millions 2Q16(1) 3Q16 4Q16 1Q17 2Q17 CET1 to Risk-Weighted Assets Tier 1 Common 12,770$ 15,153$ 15,136$ 14,912$ 15,116$ Risk-Weighted Assets 102,962 107,310 104,334 102,353 103,241 Ratio 12.4% 14.1% 14.5% 14.6% 14.6% Tier 1 Leverage Tier 1 Leverage 14,446$ 16,866$ 16,844$ 16,603$ 16,838$ 124,412 135,155 134,534 131,648 129,913$ Ratio 11.6% 12.5% 12.5% 12.6% 13.0% Tier 1 Risk-Based Tier 1 Capital 14,446$ 16,866$ 16,844$ 16,603$ 16,838$ Risk-Weighted Assets 102,962 107,310 104,334 102,353 103,241$ Ratio 14.0% 15.7% 16.1% 16.2% 16.3% Total Risk-Based Risk-Based Capital 16,317$ 18,834$ 18,775$ 18,508$ 18,657$ Risk-Weighted Assets 102,962 107,310 104,334 102,353 103,241$ Ratio 15.9% 17.6% 18.0% 18.1% 18.1% Average total assets for leverage capital purposes

30 2 2 SBNA: Quarterly Profitability US $ millions 1See non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income. Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM)1 Pre-Tax Income ($MM) Net Income/(Loss) ($MM) 104 114 47 113 155 0 20 40 60 80 100 120 140 160 2Q16 3Q16 4Q16 1Q17 2Q17 438 433 426 460 495 2.24% 2.33% 2.30% 2.62% 2.87% 0 100 200 300 400 500 2Q16 3Q16 4Q16 1Q17 2Q17 NII Net Interest Margin 104 126 23 86 122 -25 0 25 50 75 100 125 150 2Q16 3Q16 4Q16 1Q17 2Q17 93 91 (15) 70 91 -20 5 30 55 80 105 2Q16 3Q16 4Q16 1Q17 2Q17

31 2 2 SBNA: Quarterly Trended Statement of Operations (US$ in Millions) 2Q16 3Q16 4Q16 1Q17 2Q17 Interest income 565$ 541$ 527$ 557$ 585$ Interest expense (127) (108) (101) (97) (90) Net interest income 438 433 426 460 495 Fees & other income 240 248 213 197 199 Other non-interest income 31 - - - 9 Net revenue 709 681 639 654 703 G & A expense (540) (539) (544) (517) (523) Other expenses (65) (28) (48) (24) (25) (Provision for)/release of credit losses - 12 (24) (27) (33) (Loss)/income before taxes 104 126 23 86 122 Income tax benefit/(expense) (11) (35) (38) (16) (31) Net (loss)/income 93$ 91$ (15)$ 70$ 91$ 2Q16 3Q16 4Q16 1Q17 2Q17 Net interest margin 2.24% 2.33% 2.30% 2.62% 2.87%

32 2 2 SBNA: Quarterly Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 21,070$ 2.12% 21,504$ 1.89% (434)$ 0.23% 25,301$ 1.51% Loans 49,341 3.88% 50,765 3.68% (1,424) 0.20% 54,560 3.49% Allowance for loan losses (534) --- (531) --- (3) --- (645) --- Other assets 9,251 --- 9,649 --- (398) --- 10,873 --- TOTAL ASSETS 79,128$ 2.99% 81,387$ 2.79% (2,259)$ 0.20% 90,089$ 2.54% Interest-bearing demand deposits 8,944 0.19% 9,601 0.20% (657) -0.01% 10,972 0.52% Noninterest-bearing demand deposits 12,488 --- 11,215 --- 1,273 --- 11,481 --- Savings 4,156 0.07% 4,081 0.09% 75 -0.02% 4,137 0.08% Money market 27,360 0.48% 27,494 0.49% (134) -0.01% 26,493 0.49% Certific tes of deposit 5,867 1.05% 7,104 0.98% (1,237) 0.07% 8,777 0.93% Borrowed funds 5,207 2.82% 6,899 2.37% (1,692) 0.45% 12,757 1.85% Other liabilities 1,440 --- 1,493 --- (53) --- 1,933 --- Equity 13,666 --- 13,500 --- 166 --- 13,539 --- TOTAL LIABILITIES & SE 79,128$ 0.45% 81,387$ 0.48% (2,259)$ -0.03% 90,089$ 0.56% NET INTEREST MARGIN 2.87% 2.62% 0.25% 2.24% 2Q17 2Q161Q17 Change

33 2 2 SBNA: Funding – Deposits* 1Represents average quarterly balances. *SBNA total deposits less the SHUSA cash deposit held at SBNA. Average Non Maturity Deposit Balances 1 ($Bn) $48.3 $48.8 $49.5 $49.8 $49.2 0.39% 0.31% 0.30% 0.30% 0.29% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 2Q16 3Q16 4Q16 1Q17 2Q17 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Bn) $57.1 $57.1 $57.5 $56.9 $55.1 0.47% 0.39% 0.39% 0.39% 0.37% 0.30% 0.35% 0.39% 0.44% 0.48% 0.53% 2Q16 3Q16 4Q16 1Q17 2Q17 Total Deposits Avg. Interest Cost

34 12.9% 12.1% 11.4% 8.5% 9.5% 9.2%9.6% 10.3%10.7% 8.6%7.9% 9.0% 13.7%14.3%14.0%13.9%14.5% 13.1% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** Texas Ratio4 0.42% 0.47% 0.41%0.39%0.37% 0. 3%0.40% 0.47% 0.45% 0.80% 0.73%0.75%0.76% 0.86%0.83%0.79% 0.74% 0.72% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Large Banks** Delinquency3 Criticized Balances2 $515 $497 $513 $710 $687 $615 $583 $565 $613 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 NPLs1 SBNA: Asset Quality $ MM -11% $ MM **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Nonaccruing loans plus accruing loans 90+ DPD. 2Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 4See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio. $2,073 $2,171 $2,333 $2,626 $2,376 $2,337 $2,018 $2,108 $1,969 3.95% 4.09% 4.35% 4.81% 4.36% 4.42% 3.87% 4.22% 4.01% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Criticized Balances Criticized Ratio -17%

35 Santander Real Estate Capital Commercial Real Estate1 Home Equity Mortgages Outstandings NPLs* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters 1Commercial real estate (“CRE”) is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (SREC segment included in separate graph). US $ Billions $6.8 $6.7 $6.5 $6.4 $6.6 $6.7 $7.0 $6.8 $7.2 2.9% 2.8% 2.7% 2.6% 2.4% 2.2% 2.3% 2.3% 1.9% 1.3% 0.3% 0.2% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $6.0 $6.0 $6.0 $5.9 $5.9 $5.9 $5.9 $5.8 $5.8 1.8% 1.7% 1.8% 1.8% 1.7% 1.7% 1.7% 1.7% 1.8% 0.3% 0.3% 0.3% 0.3% 0.3% 0.3% 0.2% 0.2% 0.2% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $5.9 $5.8 $6.0 $6.6 $6.6 $6.5 $6.5 $6.4 $6.4 1.3% 1.3% 1.3% 1.7% 1.6% 1.2% 1.2% 1.1% 0.8% 0.4% 0.1% 0.2% 0.2% 0.0% -0.1% -0.1% -0.1% 0.0% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $9.7 $10.7 $10.5 $10.3 $10.1 $9.8 $9.3 $9.1 $8.8 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17

36 Global Corporate Banking2 1Commercial Banking = Non-CRE total for Middle Market, Asset Based Lending, Energy Finance, Government Banking, Mortgage Warehouse, Equipment Finance & Leasing, Commercial Banking NCE, Financial Institutions Coverage and Institutional-Non Profit. 2Global Corporate Banking = Non-CRE total for Global Corporate Banking. 3Other Commercial = Non –CRE total for all other Commercial Business segments. 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off. Commercial Banking1 Other Consumer4 Other Commercial3 Outstandings NPL* to Total Loans Net Charge-Offs** SBNA: Asset Quality (cont.) *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions $6.7 $6.9 $7.3 $7.6 $8.1 $8.0 $7.5 $7.1 $7.1 0.6% 0.4% 0.3% 2.2% 2.0% 1.5% 1.8% 2.2% 2.2% 0.2% 0.2% 0.2% 0.1% 0.0% 0.2% 0.9% 1.0% 1.3% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $10.1 $9.7 $10.0 $10.1 $9.4 $8.4 $7.9 $6.8 $6.8 0.0% 0.1% 0.2% 0.6% 0.7% 0.8% 0.0% 0.1% 0.1%0.0% 0.0% 0.3% 0.3% 0.3% 0.3% 0.4% 0.4% 0.6% 2Q15 3Q 5 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $5.5 $5.6 $5.8 $5.9 $6.0 $6.1 $6.4 $6.3 $6.3 0.9% 1.0% 1.2% 1.0% 1.0% 1.0% 1.0% 0.9% 0.9% 0.5% 0.5% 0.4% 0.5% 0.4% 0.4% 0.4% 0.3% 0.3% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $1.7 $1.7 $1.7 $1.6 $1.6 $1.6 $1.6 $1.5 $1.5 2.0% 2.0% 1.8% 1.7% 1.7% 1.8% 1.9% 1.8% 1.8% 2 5 2 6 2.7 2.7% 2.8 2.9 3.1% 3.3% 3.6% 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17

37 2 2 SBNA: Capital Ratios1 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. On a fully phased in based CET1 was 17.2% as of 2Q17. See SHUSA 2Q 2017 Form 10-Q. Common Equity Tier 1 Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 14.9% 15.7% 16.2% 17.0% 17.6% 2Q16 3Q16 4Q16 1Q17 2Q17 14.9% 15.7% 16.2% 17.0% 17.6% 2Q16 3Q16 4Q16 1Q17 2Q17 11.4% 12.3% 12.3% 12.9% 13.4% 2Q16 3Q16 4Q16 1Q17 2Q17 16.2% 17.0% 17.4% 18.2% 18.7% 2Q16 3Q16 4Q16 1Q17 2Q17

38 2 2 1 SBNA: Non-GAAP to GAAP Reconciliations $ Millions 2Q16 3Q16 4Q16 1Q17 2Q17 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 9,876$ 10,025$ 10,006$ 10,031$ 10,154$ Risk Weighted Assets 66,357 64,015 61,886 59,111 57,725 Ratio 14.9% 15.7% 16.2% 17.0% 17.6% Tier 1 Leverage Tier 1 Capital 9,876$ 10,025$ 10,006$ 10,031$ 10,154$ 86,358 81,815 81,076 77,909 75,603 Ratio 11.4% 12.3% 12.3% 12.9% 13.4% Tier 1 Risk Based Tier 1 Capital 9,876$ 10,025$ 10,006$ 10,031$ 10,154$ Risk Weighted Assets 66,357 64,015 61,886 59,111 57,725 Ratio 14.9% 15.7% 16.2% 17.0% 17.6% Total Risk Based Risk Based Capital 10,771$ 10,874$ 10,759$ 10,785$ 10,786$ Risk Weighted Assets 66,357 64,015 61,886 59,111 57,725 Ratio 16.2% 17.0% 17.4% 18.2% 18.7% Average total assets for leverage capital purposes

39 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Texas Ratio Total Equity 13,576$ 13,610$ 13,418$ 13,504$ 13,622$ Less: Goodwill and Other Intangibles (excluding MSRs 1 ) (3,716) (3,681) (3,664) (3,649) (3,630) Preferred Stock - - - - - Add: Allowance for loan losses 640 616 533 535 521 Total Equity and Loss Allowances for Texas Ratio 10,500$ 10,545$ 10,287$ 10,390$ 10,513$ Nonperforming Assets 748$ 648$ 618$ 596$ 636$ 90+ DPD accruing 2 3 3 4 5 Accruing TDRs 2 364 356 353 361 308 Total Nonperforming Assets 1,114$ 1,007$ 974$ 961$ 949$ Texas Ratio 10.6% 9.5% 9.5% 9.2% 9.0% 1Mortgage Servicing Rights. 2Troubled debt restructuring.

40 2 2 SBNA: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 2Q16 3Q16 4Q16 1Q17 2Q17 SBNA Pre-Tax Pre-Provision Income Pre-tax (loss)/income, as reported 104$ 126$ 23$ 87$ 122$ Add back: Provision for/(Release of) credit losses - (12) 24 27 33 Pre-Tax Pre-Provision Income 104$ 114$ 47$ 114$ 155$

41 47.8% 44.1% 59.9% 53.9% 35% 40% 45% 50% 55% 60% 65% 70% Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 SC Auction Only Recovery Rate SC Auction Plus Recovery Rate (Quarterly) 6.4% Max 13.3% Min 2.8% May-07 May-09 May-11 May-13 May-15 May-17 Subprime 4.3% Max 5.4% Min 1.6% May-07 May-09 May-11 May-13 May-15 May-17 Subprime 85 90 95 100 105 110 115 120 110 115 120 125 130 135 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Manheim (Left Axis) NADA (Right Axis) Used Vehicle Indices1 Manheim: Seasonally Adjusted NADA: Not Seasonally Adjusted SC Recovery Rates2 Industry Net Loss Rates3 SE VER IT Y CRE D IT Industry 60+ Day Delinquency Rates3 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; National Automotive Dealers Association (NADA) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 2 Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 3 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-month lag on data, as of May 31, 2017) SC: Auto Industry Analysis SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

42 Auto origination increases (YoY) in nonprime while the prime environment remains highly competitive ($ in Millions) Q2 2017 Q1 2017 Q2 2016 QoQ YoY Total Core Retail Auto 2,254$ 2,198$ 1,654$ 3% 36% Chrysler Capital Loans (<640)1 948 833 857 14% 11% Chrysler Capital Loans (≥640)1 854 755 1,212 13% (30%) Total Chrysler Capital Retail 1,802$ 1,588$ 2,069$ 13% (13%) Total Leases2 1,427 1,602 1,697 (11%) (16%) T t l Auto Originations 5,483$ 5,388$ 5,420$ 2% 1% Total Personal Lending 6 - 9 N/A (33%) Total Originations 5,489$ 5,388$ 5,429$ 2% 1% Asset Sales 566$ 931$ 659$ (39%) (14%) Average Managed Assets 50,436$ 51,230$ 53,237$ (2%) (5%) Three Months Ended Originations % Variance 1 Approximate FICOs 2 Includes nominal capital lease originations SC: Disciplined loan underwriting continued in 2Q17 SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

43 3% 2% 2% 2% 2% 13% 12% 11% 12% 12% 12% 13% 15% 18% 17% 20% 23% 24% 25% 24% 13% 14% 15% 13% 13% 40% 35% 32% 30% 33% 2Q16 3Q16 4Q16 1Q17 2Q17 Originations by Credit (RIC1 only) ($ in millions) >640 600-640 540-599 <540 No FICO Commercial  Originations <640 increased by approximately $500 million YoY  Prime environment remains highly competitive  Higher proportion of used vehicles originated in 2017, in- line with increased nonprime originations  Average loan balances on originations down YoY, reflecting larger percentage of used vehicles Average loan balance in dollars $21,929 $21,482 $21,488 $20,193 $20,816 $3,723 $3,861 $3,553 $4,055 $3,786 2 $2,737 $2,229 57% 56% 53% 47% 48% 43% 44% 47% 53% 52% 2Q16 3Q16 4Q16 1Q17 2Q17 New/Used Originations ($ in millions) Used New $3,723 $3,861 $3,553 $4,055 $3,786 1 RIC; Retail Installment Contract 2 Loans to commercial borrowers; no FICO score obtained SC: Originations diversified across credit spectrum SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

44 $512 $610 $686 $635 $521 12.6% 12.4% 12.6% 12.7% 12.6% 12.2% 12.3% 12.4% 12.5% 12.6% 12.7% 12.8% $0 $100 $200 $300 $400 $500 $600 $700 $800 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Provis ion Expense and Allowance Ratio ($ in mi llions) Provision for credit losses Allowance Ratio $3,453 $3,458$199 $101 $35 $330 $3,000 $3,100 $3,200 $3,300 $3,400 $3,500 $3,600 $3,700 $3,800 $3,900 Q1 2017 New Volume TDR Migration Performance Adjustment Liquidations & Other Q2 2017 Q1 2017 to Q2 2017 ALLL Reserve Walk2 ($ in mi llions)  Allowance to loans ratio decreased 10 bps to 12.6% QoQ  Provision for credit losses increased $9 million YoY  QoQ allowance increased $5 million  New volume and TDR migration1 were offset by liquidations and other 1 TDR migration – the allowance for assets classified as TDRs takes into consideration expected lifetime losses, typically requiring additional coverage 2 Explanation of quarter over quarter variance are estimates SC: Asset Quality – Provisions and Reserves SOURCE: SC Second Quarter 2017 Presentation in Form 8-K filed on July 28, 2017. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.